UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

KKR & CO. INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34820	88-1203639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 750-8300
(Registrant's telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	KKR	New York Stock Exchange
6.00% Series C Mandatory Convertible Preferred Stock	KKR PR C	New York Stock Exchange
4.625% Subordinated Notes due 2061 of KKR Group Finance Co. IX LLC	KKRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 25, 2023, KKR Group Finance Co. XI LLC (the “Issuer”), an indirect subsidiary of KKR & Co. Inc. (the “Corporation”), completed the offering of (i) ¥44,700,000,000 aggregate principal amount of its 1.428% Senior Notes due 2028 (the “2028 Notes”), (ii) ¥1,800,000,000 aggregate principal amount of its 1.614% Senior Notes due 2030 (the “2030 Notes”), (iii) ¥1,500,000,000 aggregate principal amount of its 1.939% Senior Notes due 2033 (the “2033 Notes”), (iv) ¥3,000,000,000 aggregate principal amount of its 2.312% Senior Notes due 2038 (the “2038 Notes”), (v) ¥4,500,000,000 aggregate principal amount of its 2.574% Senior Notes due 2043 (the “2043 Notes”) and (vi) ¥6,000,000,000 aggregate principal amount of its 2.747% Senior Notes due 2053 (the “2053 Notes” and, together with the 2028 Notes, the 2030 Notes, the 2033 Notes, the 2038 Notes and the 2043 Notes, the “Notes”).  The Notes are guaranteed by the Corporation and KKR Group Partnership L.P., an indirect subsidiary of the Corporation (together with the Corporation, the “Guarantors”).  The Notes were issued pursuant to an indenture (the “Base Indenture”), dated as of April 26, 2022, among the Issuer, KKR Group Co. Inc. (formerly known as KKR & Co. Inc.), KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of April 26, 2022 (the “First Supplemental Indenture”), among the Issuer, KKR Group Co. Inc. (formerly known as KKR & Co. Inc.), KKR Group Partnership L.P. and the Trustee, the Second Supplemental Indenture, dated as of May 31, 2022 (the “Second Supplemental Indenture”), among the Issuer, the Corporation and the Trustee, and the Third Supplemental Indenture, dated as of May 25, 2023 (the “Third Supplemental Indenture” and, together with the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), among the Issuer, the Guarantors and the Trustee.

The 2028 Notes bear interest at a rate of 1.428% per annum and will mature on May 25, 2028 unless earlier redeemed. The 2030 Notes bear interest at a rate of 1.614% per annum and will mature on May 24, 2030 unless earlier redeemed. The 2033 Notes bear interest at a rate of 1.939% per annum and will mature on May 25, 2033 unless earlier redeemed. The 2038 Notes bear interest at a rate of 2.312% per annum and will mature on May 25, 2038 unless earlier redeemed. The 2043 Notes bear interest at a rate of 2.574% per annum and will mature on May 22, 2043 unless earlier redeemed. The 2053 Notes bear interest at a rate of 2.747% per annum and will mature on May 23, 2053 unless earlier redeemed. Interest on the Notes accrues from May 25, 2023 and is payable semi-annually in arrears on May 25 and November 25 of each year, commencing on November 25, 2023 and ending on the applicable maturity date. The Notes are unsecured and unsubordinated obligations of the Issuer. The Notes are fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, by each of the Guarantors. The Guarantees are unsecured and unsubordinated obligations of the Guarantors.

The Indenture includes covenants, including limitations on the Issuer’s and the Guarantors’ ability to, subject to exceptions, incur indebtedness secured by liens on voting stock or profit participating equity interests of their subsidiaries or merge, consolidate or sell, transfer or convey all or substantially all of their assets. The Indenture also provides for events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable upon the occurrence and during the continuance of any event of default after expiration of any applicable grace period. In the case of specified events of bankruptcy, insolvency, receivership or reorganization, the principal amount of the Notes and any accrued and unpaid interest on the Notes automatically become due and payable. The Issuer may redeem the Notes at its option, in whole but not in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, together with interest accrued and unpaid to, but excluding, the date fixed for redemption, at any time, in the event of certain changes affecting taxation as provided in the Indenture. If a change of control repurchase event occurs, the Notes are subject to repurchase by the Issuer at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of repurchase.

The preceding is a summary of the terms of the Indenture and the forms of the Notes, and is qualified in its entirety by reference to the Base Indenture filed as Exhibit 4.1 to our Current Report on Form 8-K filed on April 26, 2022, the First Supplemental Indenture filed as Exhibit 4.2 to our Current Report on Form 8-K filed on April 26, 2022, the Second Supplemental Indenture filed as Exhibit 4.20 to our Quarterly Report on Form 10-Q filed on August 5, 2022, the Third Supplemental Indenture filed as Exhibit 4.1 to this report and the forms of the Notes filed as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 to this report and incorporated herein by reference as though they were fully set forth herein.

Item 7.01	Regulation FD Disclosure.

On May 17, 2023, the Issuer priced the offering of the Notes. The Corporation intends to use the net proceeds from the sale of the Notes for general corporate purposes.

The Notes were offered pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

A copy of the press release announcing the pricing of the Notes is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including the exhibit furnished hereunder) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Third Supplemental Indenture, dated as of May 25, 2023, among KKR Group Finance Co. XI LLC, KKR & Co. Inc., KKR Group Partnership L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.
Exhibit 4.2	Form of 1.428% Senior Note due 2028 (included in Exhibit 4.1 hereto).
Exhibit 4.3	Form of 1.614% Senior Note due 2030 (included in Exhibit 4.1 hereto).
Exhibit 4.4	Form of 1.939% Senior Note due 2033 (included in Exhibit 4.1 hereto).
Exhibit 4.5	Form of 2.312% Senior Note due 2038 (included in Exhibit 4.1 hereto).
Exhibit 4.6	Form of 2.574% Senior Note due 2043 (included in Exhibit 4.1 hereto).
Exhibit 4.7	Form of 2.747% Senior Note due 2053 (included in Exhibit 4.1 hereto).
Exhibit 99.1	Press Release, dated May 17, 2023, issued by KKR & Co. Inc. (This exhibit is furnished and not filed).
Exhibit 104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. INC.

Date: May 25, 2023	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Assistant Secretary